Inventories	12 Months Ended
Dec. 31, 2021
Disclosure of inventories [text block] [Abstract]
Inventories

NOTE 11: Inventories

Thousands of $ For the years ended December 31	2021	2020
Raw materials and consumables	1,911	2,324
Total Inventories	1,911	2,324

Inventories are recognized at the lower of cost or net realizable value. Inventories recognized as an expense during the year ended December 31, 2021 amounted to $3,216,000 (2020: $ 2,959,000; 2019: $ 3,843,000). These were included in cost of sales and services.